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                                                                      EXHIBIT 10

                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                       ----------------------------------
                               MATERIAL CONTRACTS

     The following documents of Navistar International Corporation are included herein.
                                                                Form 10-Q Page
                                                                --------------

        10.3     Navistar 1994 Performance Incentive Plan            E-4
                 amended as of December 16, 1997.

        10.20    Navistar 1998 Non-Employee Director                 E-16
                 Stock Option Plan.




                                       E-3